UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): August 24, 2005

                  HEARTLAND TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11956	36-1487580
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

330 N. Jefferson Court
                  Chicago, Illinois 60661
(Address of principal executive offices (zip code))

                        (312) 540-0990
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a — 12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 1.03	Bankruptcy or Receivership.

        Heartland Technology, Inc. (“HTI”) and the following subsidiaries of HTI, Solder Station-One, Inc., HTI P.G. Design Electronics, Inc. HTI Z Corporation and Zecal Technology, LLC (collectively with HTI, the “Debtors”), are each Debtors and Debtors-in-Possession in jointly administered cases under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, Chicago, Illinois (the “Bankruptcy Court”).

        On August 24, 2005, the Bankruptcy Court entered an order (the “Confirmation Order”) (a) approving the Debtors’ Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Debtors’ First Amended Joint Plan of Liquidation, and (b) confirming the Debtors’ First Amended Joint Plan of Reorganization (the “Plan”), which Plan is dated July 15, 2005. A copy of the Confirmation Order is attached hereto as Exhibit 99.2. The Plan provides for, among other things, the cancellation and extinguishment of all equity interests in HTI.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND TECHNOLOGY, INC.

By: /s/ William Kaye
William Kaye, CRO

Dated: September 2, 2005

EXHIBIT INDEX

No.	Description of Exhibit

99.2	Confirmation Order

4